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                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported):    February 13, 1997
                                                     -----------------


                          Renaissance Solutions, Inc.
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            (Exact Name of Registrant as Specified in Its Charter)


                                   Delaware
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                (State or Other Jurisdiction of Incorporation)

        0-25746                                               04-3150009
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(Commission File Number)                                 (I.R.S. Employer
                                                        Identification No.)


            Lincoln North, 55 Old Bedford Road, Lincoln, MA  01773
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(Address of Principal Executive Offices)                    (Zip Code)

                                (617) 259-8833
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             (Registrant's Telephone Number, Including Area Code)


                                Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.
         ------------------------------------

     On February 13, 1997 (the "Closing Date"), Renaissance Solutions, Inc. (the "Company") acquired all of the capital stock (the "COBA-Boston Common Stock") of C.M. Management Consulting Ltd. Inc., a Massachusetts corporation ("COBA-Boston"), pursuant to a Stock Purchase Agreement dated as of February 13, 1997, (the "Stock Purchase Agreement") between the Company and the holders of all of the COBA-Boston Common Stock (the "Stockholders"). The transactions contemplated by the Stock Purchase Agreement are referred to herein as the "Acquisition."

     Pursuant to the Stock Purchase Agreement, COBA-Boston became a subsidiary of the Company on the Closing Date. The COBA-Boston Common Stock was acquired for the sum of (i) $9,250,000 (the "Initial Purchase Price") and (ii) an earn-out payable in 1998 and 1999 based upon the financial performance of COBA-Boston in 1997 and 1998, respectively. The maximum possible amount of the payments to be made pursuant to the earn-out is $9,250,000 per year, part of which may be paid by the issuance of shares of Common Stock of the Company. The Initial Purchase Price was paid out of the Company's current cash balances.

     The Company and the Stockholders have entered into an Escrow Agreement providing, among other things, that 10% of the Initial Purchase Price will be held in escrow to reimburse the Company in connection with breaches, if any, of representations, warranties or covenants made by the Stockholders in the Stock Purchase Agreement.

     Prior to the Acquisition, COBA-Boston provided consultative assistance in strategy formulation, enterprise transformation, market and competitive analysis and executive education. The Company currently intends to continue COBA-Boston's business substantially in the manner conducted by COBA-Boston immediately prior to the Acquisition.

     The Stock Purchase Agreement and the Acquisition were approved by the Board of Directors of the Company and by the Board of Directors and the Stockholders of COBA-Boston. The terms of the Stock Purchase Agreement and the Acquisition were determined on the basis of arm's-length negotiations. Prior to the execution of the Stock Purchase Agreement, neither the Company nor any of its affiliates, nor any director or officer of the Company or any associate of any such director or officer, had any material relationship with COBA-Boston.

     The foregoing description of the Stock Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Stock Purchase Agreement, which is filed as Exhibit 2 to this Current Report on Form 8-K and incorporated herein by reference.
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ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS.
         --------------------------------

     (a) Financial Statements of Businesses Acquired:
         -------------------------------------------

     None required.

     (b) Pro Forma Financial Information:
         -------------------------------

     None required.

     (c)  Exhibits:
          --------

     See the Exhibit Index attached hereto.
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                                   SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 28, 1997                       RENAISSANCE SOLUTIONS, INC.
                                                     (Registrant)



                                /s/ George A. McMillan
                               ----------------------------------------
                               By:  George A. McMillan
                                    Vice President, Chief Financial
                                    Officer and Chief Operating Officer
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                               INDEX TO EXHIBITS

Exhibit
Number       Description
-------      -----------


2            Stock Purchase Agreement by and among the Company, C.M.
             Management Systems Ltd. Inc., Mark R. Bruneau, Andrew R. Belt and Frederique Bouty, dated as of February 13, 1997.

             The following schedules to the Stock Purchase Agreement have been omitted. The Company will furnish copies of the omitted schedules to the Commission upon request:

             Schedule I - Company Stockholder Information
             Attachment A to Schedule II - Customers
             Schedule 5.18 - Employee Retention Arrangements
             Disclosure Schedule

99           Press Release issued February 14, 1997